SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   |X|     Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_|     Preliminary Proxy Statement.

|_|     Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

|_|     Definitive Proxy Statement.

|X|     Definitive Additional Materials.

|_|     Soliciting Material Pursuant to Sec. 240.14a-12.

BlackRock Bond Allocation Target Shares

Series C Portfolio

Series M Portfolio

Series S Portfolio

BlackRock Value Opportunities Fund, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Global Growth Fund, Inc.

BlackRock Balanced Capital Fund, Inc.

BlackRock Global SmallCap Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock Bond Fund

BlackRock High Income Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock Municipal Insured Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock High Yield Municipal Fund

BlackRock Global Allocation Fund, Inc.

BlackRock Global Dynamic Equity Fund

BlackRock Utilities and Telecommunications Fund, Inc.

BlackRock Mid Cap Value Opportunities Series, Inc.

BlackRock Mid Cap Value Opportunities Fund

Managed Account Series

High Income Portfolio

US Mortgage Portfolio

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

BlackRock Funds II

Total Return Portfolio

Total Return Portfolio II

Delaware Municipal Bond Portfolio

Enhanced Income Portfolio

AMT-Free Municipal Bond Portfolio

GNMA Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Intermediate Bond Portfolio II

Prepared Portfolio 2010

Prepared Portfolio 2015

Prepared Portfolio 2020

Prepared Portfolio 2025

Prepared Portfolio 2030

Prepared Portfolio 2035

Prepared Portfolio 2040

Prepared Portfolio 2045

Prepared Portfolio 2050

Intermediate Government Bond Portfolio

International Bond Portfolio

Inflation Protected Bond Portfolio

Kentucky Municipal Bond Portfolio

Low Duration Bond Portfolio

Managed Income Portfolio

Ohio Municipal Bond Portfolio

BlackRock Strategic Portfolio I

Conservative Prepared Portfolio

Moderate Prepared Portfolio

Growth Prepared Portfolio

Aggressive Growth Prepared Portfolio

BlackRock Short Term Bond Series, Inc.

BlackRock Short Term Bond Fund

BlackRock Focus Value Fund, Inc.

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Bond V.I. Fund

BlackRock Fundamental Growth V.I. Fund

BlackRock Global Growth V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Utilities and Telecommunications V.I. Fund

BlackRock Value Opportunities V.I. Fund

BlackRock International Value V.I. Fund

BlackRock Government Income V.I. Fund

BlackRock High Income V.I. Fund

BlackRock Money Market V.I. Fund

FDP Series, Inc.

Franklin Templeton Total Return FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

Van Kampen Value FDP Fund

BlackRock Commodity Strategies Fund

BlackRock Principal Protected Trust

BlackRock Fundamental Growth Principal Protected Fund

BlackRock Basic Value Principal Protected Fund

BlackRock Core Principal Protected Fund

BlackRock Funds SM

Asset Allocation Portfolio

All-Cap Global Resources Portfolio

Aurora Portfolio

Investment Trust

Exchange Portfolio

Global Opportunities Portfolio

Global Resources Portfolio

Global Science & Technology Opportunities Portfolio

Health Sciences Opportunities Portfolio

International Opportunities Portfolio

Capital Appreciation Portfolio

Mid-Cap Growth Equity Portfolio

Mid-Cap Value Equity Portfolio

Small Cap Growth Equity Portfolio

Small Cap Core Equity Portfolio

Small Cap Value Equity Portfolio

Small/Mid-Cap Growth Portfolio

U.S. Opportunities Portfolio

Index Equity Portfolio

Money Market Portfolio

Municipal Money Market Portfolio

U.S. Treasury Money Market Portfolio

North Carolina Municipal Money Market Portfolio

New Jersey Municipal Money Market Portfolio

Ohio Municipal Money Market Portfolio

Pennsylvania Municipal Money Market Portfolio

Virginia Municipal Money Market Portfolio

BlackRock Fundamental Growth Fund, Inc.

BlackRock Focus Twenty Fund, Inc.

BlackRock World Income Fund, Inc.

Master Value Opportunities LLC

Master Basic Value LLC

Master Focus Twenty LLC

Short-Term Bond Master LLC

Short-Term Bond Master Portfolio

Master Commodity Strategies LLC

BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Bond Portfolio

BlackRock Fundamental Growth Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Portfolio

BlackRock Money Market Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Index Funds, Inc.

BlackRock International Index Fund

BlackRock S&P 500 Index Fund

BlackRock Small Cap Index Fund

BlackRock Healthcare Fund, Inc.

BlackRock Technology Fund, Inc.

BlackRock Developing Capital Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Pacific Fund, Inc.

BlackRock Global Financial Services Fund, Inc.

BlackRock Series, Inc.

BlackRock International Fund

BlackRock Small Cap Growth Fund II

Quantitative Master Series LLC

Master Enhanced Small Cap Series

Master Core Bond Enhanced Index Series

Master Enhanced International Series

Master Enhanced S&P 500 Series

Master Extended Market Index Series

Master International Index Series

Master Mid Cap Index Series

Master S&P 500 Index Series

Master Small Cap Index Series

BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

Merrill Lynch Funds For Institutions Series

Merrill Lynch Government Fund

Merrill Lynch Treasury Fund

Merrill Lynch Institutional Fund

Merrill Lynch Premier Institutional Fund

Merrill Lynch Institutional Tax-Exempt Fund

Global Financial Services Master LLC

Master Large Cap Series LLC

Master Large Cap Core Portfolio

Master Large Cap Growth Portfolio

Master Large Cap Value Portfolio

Master Institutional Money Market LLC

Merrill Lynch Premier Institutional Portfolio

Merrill Lynch Institutional Portfolio

Merrill Lynch Institutional Tax-Exempt Portfolio

BlackRock Master LLC

BlackRock Master Small Cap Growth Portfolio

BlackRock Master International Portfolio

Master Treasury LLC

Master Tax-Exempt LLC

Master Government Securities LLC

Master Money LLC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

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|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|  Fee paid previously with preliminary materials.

|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Thank you for calling the BlackRock Funds Proxy Service Center. Due to the holiday weekend, our office is currently closed. Your vote towards the September 7th Special Meeting of shareholders is very important. Please call us back on Tuesday September 4th between the hours of 9:30 a.m. and 9:00 p.m. eastern time and a proxy voting specialist will be available to assist you. Alternatively you may vote online by going to www.proxyvote.com or by touchtone phone at 800-690-6903. Please have your control number ready. Thank you for contacting the BlackRock Funds Proxy Service Center.